UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of shareholder reports from The Jensen Quality Growth Fund Inc. (“the Fund”) like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund Inc. (the “Fund“) – Class I Shares – returned 13.68% for the six months ended November 30, 2019, compared to a return of 15.26% for the Standard & Poor’s 500 Index over this period. Please see pages 5 through 8 of this report for complete standardized performance information for the Fund.

Market Perspective
After a strong recovery in the first few months of 2019 that followed on the heels of a volatile and negative fourth quarter of 2018, many commentators forecast more volatility in the face of several market concerns domestically and abroad. In fact, returns for the six months ended November 30, 2019 continued to demonstrate resilience despite several issues that face the market as we look forward to 2020.

Notably, one of the factors that appeared to buoy markets over the last six months is a return to a dovish Federal Reserve policy. In July the Federal Open Market Committee (FOMC) reduced the Federal Funds rate for the first time since 2008. This was followed by additional reductions in September and October. We believe the rate reductions resulted in renewed risk taking by investors as evidenced by the underperformance of quality companies relative to the broader markets over the last six months. We define high quality stocks as those rated A- or above within S&P’s Quality Rankings.

What is also notable is slowing earnings growth from the companies that comprise the S&P 500 Index, which is currently projected to be roughly 4.4% for all of 2019 compared to nearly 21.8% and 17.2% for calendar 2018 and 2017, respectively. Considering that the earnings growth from the index companies for the first three quarters of 2019 was barely above 1%, it is difficult to explain the robust returns for the six months ended November 30, 2019 as the typical correlation between business performance and stock returns was absent.

The Effect at Jensen
During the period, specific stock selection added value in the Consumer Discretionary and Industrial sectors, while detracting from returns primarily in the Information Technology and Health Care sectors. From a sector perspective, our relative overweight in Information Technology as well as our lack of presence in the Energy sectors added value. Typically, very few companies in the Energy sector qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity.

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Leading contributors to performance during the period were Apple and Microsoft, both of which continued to issue reasonably strong earnings reports and reassuring guidance despite the uncertain economic climate. In our view, competitive advantages for Microsoft include the network effect derived from the ubiquitous nature of its products, brand equity, and high customer switching costs. We believe the company’s share price responded favorably to revenue growth and margin improvement linked with the continued success of its Azure cloud platform. Similarly, we believe Apple benefits from deep competitive advantages such as an iconic brand, a powerful network effect, and an innovation-focused company culture. In our view, Apple’s shares benefited from continued growth in the higher-margin Services segment and evidence of demand stabilization in China.

Significant detractors from the Fund’s performance for the period included Pfizer and Broadridge, as the market reacted to concerns about slowing growth and future earnings guidance.

Pfizer is a global biopharmaceutical company, operating a broad set of businesses including Pharmaceuticals, Biosimilars, and Consumer Healthcare. The investment case for Pfizer is bolstered by its diversified drug portfolio and an underappreciated drug pipeline. The company benefits from competitive advantages including drug development resources, intellectual property protection, and a global distribution infrastructure. During the last six months, Pfizer shares were negatively impacted by industry-wide concerns about drug pricing and confusion about the financial impact of the spin-off of the company’s off-patent drug business. We added to the Fund’s position in Pfizer during the six-month period ended November 30, 2019 as we believe our long-term investment thesis remains intact.

Broadridge is the North American leader in both proxy services and trade processing. In the proxy business, the company works with broker-dealers and corporate issuers to facilitate proxy voting. The company has dominant share in proxy voting, processing nearly 80% of proxy votes in North America. The company’s 98% client retention rate indicates competitive advantages that positions the company as an attractive investment within the Fund. During the last six months, Broadridge shares reacted negatively to declining revenue and earnings from the prior year comparable periods. We believe such declines were largely due to lower event-driven proxy activity but we expect overall growth to remain solid going forward. We remain confident in our long-term investment thesis for Broadridge and we added to the Fund’s position during the six-month period ended November 30, 2019.

We are constantly evaluating the businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations in addition to valuation opportunities and our companies’ overall risk profiles.

2	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Fund Additions and Eliminations
During the period, we added General Mills to the Fund. This new position to the Fund was in addition to normal add and trim trades during the period that were executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

General Mills (GIS) is one of the world’s largest packaged foods companies, producing a wide variety of well-known branded goods, including Cheerios cereal, Yoplait yogurt, Nature Valley granola bars, Haagen-Dazs ice cream, Progresso soup, Pillsbury baking products and Blue Buffalo pet food. While growth in the packaged foods industry is relatively muted, demand for most of the company’s products is not highly sensitive to the overall economic cycle. Further, we expect sales to increase over time as the business introduces new products, invests in advertising and marketing, expands into new distribution channels and grows its overseas operations. In summary, General Mills possesses many of the characteristics we look for in a high-quality business, and we were pleased to add the name to the Fund at what we considered an attractive valuation.

No outright sales of positions were made in the Portfolio during the six months ended November 30, 2019.

The Jensen Outlook
As we head into 2020, the market environment looks to have largely absorbed the impact of the FOMC interest rate cuts that were undertaken to encourage an economic “soft landing” in the face of slowing growth. Such a slowdown, combined with a deterioration in domestic manufacturing activity, slowing growth in the world’s emerging economies and ongoing trade uncertainty would have led to expectations of more muted returns in the markets. This has clearly not been the case for the six-month period ended November 30, and indeed for all of 2019. In fact, 2019 produced one of the three best yearly returns from the market in the past 20 years.

Given that the negative factors noted above are not expected to subside in the near term, this could be an indication that expectations heading into 2020 should be lower until signs of a more robust economic environment become more apparent. Uncertainty appears to be an ongoing consideration for markets moving forward as there is much conflicting economic data that makes forecasts for 2020 more challenging than usual. On the positive side US data indicates a strong labor market, solid consumer confidence, an upward sloping yield curve and relatively tame inflation. Conversely, business confidence continues to be relatively low and has declined over the last three months due to global trade and geopolitical concerns. Of course, the US domestic election cycle will be an ongoing part of the market environment for all of next year.

As we consider these matters, we believe that our long-term focus on risk management remains as important as ever, both at the portfolio and asset allocation levels, in shaping investor returns.

Regardless of what happens in 2020 and beyond, we remain confident that paying attention to company fundamentals benefits Fund shareholders by helping mitigate downside risk in volatile markets while providing the potential for long-term capital appreciation.

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We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2019 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Earnings growth is not a measure of the Fund’s future performance.

S&P Quality Rankings: S&P analyzes about 4,000 stocks traded on the NYSE, AMEX and Nasdaq exchange based upon each firm’s per-share earnings and dividend records, then recalculates “core earnings” by backing out certain items (extraordinary items, discontinued operations, impairment charges, etc.) Figures are also adjusted for changes in rates of earnings/dividend growth, stability over a long-term trend and cyclicality. S&P then divides stocks into a quality category matrix, rating each stock from A+ to D, basing ratings upon each individual company’s growth and stability of earnings and dividends.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

4	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc. - Class J (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2019	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	14.76%	16.77%	12.42%	13.08%
S&P 500 Stock Index	16.11%	14.88%	10.98%	13.44%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2009 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Jensen Quality Growth Fund Inc. - Class R (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2019	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	14.34%	16.34%	12.01%	12.73%
S&P 500 Stock Index	16.11%	14.88%	10.98%	13.44%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2009 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc. - Class I (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns –	1 year	3 years	5 years	10 years
For periods ended November 30, 2019
Jensen Quality Growth Fund - Class I	15.04%	17.07%	12.70%	13.38%
S&P 500 Stock Index	16.11%	14.88%	10.98%	13.44%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2009 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	7

Jensen Quality Growth Fund Inc. - Class Y (Unaudited)

Total Returns vs.The S&P 500

Total Returns –	1 Year	3 Year	Since Inception
For periods ended November 30, 2019			(September 30, 2016)
Jensen Quality Growth Fund - Class Y	15.12%	17.14%	16.23%
S&P 500 Stock Index	16.11%	14.88%	14.69%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

8	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Investments by Sector as of November 30, 2019
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	9

Statement of Assets & Liabilities
Period Ended November 30, 2019 (unaudited)

Assets:
Investment, at value (cost $4,983,582,463)	$8,445,584,785
Dividend and interest income receivable	18,929,133
Receivable for capital stock issued	5,306,803
Other assets	160,818
Total assets	8,469,981,539

Liabilities:
Payable to Investment Adviser	3,485,895
Payable for capital stock redeemed	3,374,316
Accrued distribution fees	967,800
Accrued director fees	48,687
Accrued custodian fees	34,550
Accrued expenses and other liabilities	1,355,100
Total liabilities	9,266,348
Total Net Assets	$8,460,715,191

Net Assets Consist of:
Capital stock	4,311,480,112
Total distributable earnings	4,149,235,079
Total Net Assets	$8,460,715,191

Net Assets Consist of:
Class J Shares
Net Assets	$2,844,299,023
Shares outstanding	52,690,749
Net Asset Value - Offering Price and Redemption Price Per Share
(2,000,000,000 shares authorized)	$53.98

Class R Shares
Net Assets	$28,136,276
Shares outstanding	523,968
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$53.70

Class I Shares
Net Assets	$4,486,521,875
Shares outstanding	83,084,588
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$54.00

Class Y Shares
Net Assets	$1,101,758,017
Shares outstanding	20,404,856
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$53.99

The accompanying notes are an integral part of these financial statements.

10	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Schedule of Investments
November 30, 2019 (unaudited) (showing percentage of total net assets)

Common Stocks - 96.07%

shares	Aerospace & Defense - 5.91%	value
3,371,000	United Technologies Corporation	$500,054,140

shares	Air Freight & Logistics - 2.72%	value
1,923,000	United Parcel Service, Inc. - Class B	$230,240,790

shares	Beverages - 6.43%	value
4,006,000	PepsiCo, Inc.	$544,134,980

shares	Chemicals - 1.69%	value
764,000	Ecolab, Inc.	$142,615,880

shares	Electrical Equipment - 2.57%	value
2,949,000	Emerson Electric Company	$217,813,140

shares	Electronic Equipment, Instruments & Components - 1.18%	value
960,000	Amphenol Corporation - Class A	$99,840,000

shares	Food Products - 2.75%	value
4,365,000	General Mills, Inc.	$232,741,800

shares	Health Care Equipment & Supplies - 8.98%	value
2,111,000	Becton Dickinson & Company	$545,693,500
1,043,000	Stryker Corporation	$213,668,980
		$759,362,480

shares	Health Care Providers & Services - 5.21%	value
1,576,000	UnitedHealth Group, Inc.	$441,075,120

shares	Household Products - 1.06%	value
732,000	The Procter & Gamble Company	$89,347,920

shares	Industrial Conglomerates - 5.15%	value
2,565,600	3M Company	$435,561,912

The accompanying footnotes are an integral part of the Financial Statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	11

Schedule of Investments continued
November 30, 2019 (unaudited) (showing percentage of total net assets)

shares	Interactive Media & Services - 4.36%	value
283,000	Alphabet, Inc. - Class A (a)	$369,057,470

shares	IT Services - 10.94%	value
1,683,000	Accenture PLC - Class A (b)	$338,552,280
1,396,000	Broadridge Financial Solutions, Inc.	$172,699,160
3,935,000	Cognizant Technology Solutions Corporation - Class A	$252,272,850
555,000	Mastercard, Inc. - Class A	$162,187,650
		$925,711,940

shares	Life Sciences Tools & Services - 0.50%	value
190,300	Waters Corporation (a)	$42,259,921

shares	Media - 2.67%	value
2,843,000	Omnicom Group, Inc.	$225,961,640

shares	Pharmaceuticals - 8.97%	value
3,366,000	Johnson & Johnson	$462,791,340
7,699,000	Pfizer, Inc.	$296,565,480
		$759,356,820

shares	Semiconductors & Semiconductor Equipment - 1.60%	value
1,124,000	Texas Instruments, Inc.	$135,116,040

shares	Software - 12.49%	value
321,000	Intuit, Inc.	$83,103,690
3,927,000	Microsoft Corporation	$594,469,260
6,756,000	Oracle Corporation	$379,281,840
		$1,056,854,790

shares	Specialty Retail - 1.46%	value
2,014,600	The TJX Companies, Inc.	$123,152,498

The accompanying footnotes are an integral part of the Financial Statements.

12	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Schedule of Investments continued
November 30, 2019 (unaudited) (showing percentage of total net assets)

shares	Technology Hardware, Storage & Peripherals - 4.24%	value
1,341,000	Apple, Inc.	$358,382,250

shares	Textiles, Apparel & Luxury Goods - 5.19%	value
2,438,000	NIKE, Inc. - Class B	$227,928,620
2,388,000	VF Corporation	$211,433,520
		$439,362,140

Total Common Stocks		value
(Cost $ 4,666,001,349)		$8,128,003,671

Short-Term Investment - 3.75%

shares	Money Market Fund - 3.75%	value
317,581,114	First American Treasury Obligations Fund -
	Class X, 1.584% (c)	$317,581,114

Total Short-Term Investment		value
(Cost $ 317,581,114)		$317,581,114

Total Investments		value
(Cost $ 4,983,582,463) - 99.82%		$8,445,584,785
Other Assets in Excess of Liabilities - 0.18%		$15,130,406
TOTAL NET ASSETS - 100.00%		$8,460,715,191

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.00% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2019.

The accompanying footnotes are an integral part of the Financial Statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	13

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)

Investment Income:
Dividend income	$73,715,322
Interest income	3,048,730
Total investment income	76,764,052

Expenses:
Investment advisory fees	19,224,909
12b-1 - Class J	3,521,986
Administration fees	1,003,815
Shareholder servicing fees - Class I	941,854
Sub-transfer agent expenses - Class J	767,497
Transfer agent fees - Class I	237,044
Fund Accounting fees	217,132
Federal and state registration fees	209,622
Custody fees	174,412
Reports to shareholders - Class I	105,798
Directors' fees and expenses	103,107
12b-1 fees - Class R	72,731
Other	62,871
Reports to shareholders - Class J	61,341
Transfer agent fees - Class J	57,228
Professional fees	55,005
Transfer agent expenses	51,767
Shareholder servicing fees - Class R	25,311
Reports to shareholders - Class Y	6,714
Transfer agent fees - Class Y	2,010
Transfer agent fees - Class R	1,737
Reports to shareholders - Class R	1,098
Total expenses	26,904,989

Net Investment Income	49,859,063

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	383,201,811
Change in unrealized appreciation on investments	554,202,048
Net realized and unrealized gain on investments	937,403,859

Net Increase in Net Assets Resulting from Operations	$987,262,922

The accompanying notes are an integral part of these financial statements.

14	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Statements of Changes in Net Assets

Operations:	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019

Net investment income	49,859,063	76,385,479
Net realized gain on investment transactions	383,201,811	580,075,042
Change in unrealized appreciation (depreciation) on investments	554,202,048	(46,229,226)
Net increase in net assets resulting from operations	987,262,922	610,231,295

Capital Share Transactions:	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Shares Sold - Class J	119,063,643	533,926,355
Shares Sold - Class R	2,685,397	7,530,735
Shares Sold - Class I	887,839,429	1,049,002,736
Shares Sold - Class Y	118,435,584	534,927,566
Shares issued in reinvestment of dividends - Class J	14,267,375	230,092,588
Shares issued in reinvestment of dividends - Class R	90,221	2,552,375
Shares issued in reinvestment of dividends - Class I	22,020,616	273,739,108
Shares issued in reinvestment of dividends - Class Y	4,826,964	55,807,450
Shares redeemed - Class J	(330,270,015)	(668,700,938)
Shares redeemed - Class R	(6,333,740)	(14,033,851)
Shares redeemed - Class I	(351,865,605)	(1,146,065,109)
Shares redeemed - Class Y	(60,535,274)	(194,596,353)
Net increase	420,224,595	664,182,662

Dividends and Distributions to Shareholders:	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Net dividends and distributions to shareholders - Class J	(14,549,657)	(234,506,653)
Net dividends and distributions to shareholders - Class R	(90,747)	(2,566,702)
Net dividends and distributions to shareholders - Class I	(25,052,713)	(298,290,314)
Net dividends and distributions to shareholders - Class Y	(6,745,712)	(63,619,985)
Total dividends and distributions	(46,438,829)	(598,983,654)

Increase in Net Assets	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
	1,361,048,688	675,430,303

Net Assets:	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Beginning of Period	7,099,666,503	6,424,236,200
End of Period	$8,460,715,191	$7,099,666,503

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	15

Financial Highlights
Class J

Per Share Data:	six months ended November 30, 2019 (unaudited)	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015
Net asset value, beginning
of period	$47.79	$47.87	$43.44	$38.78	$40.88	$38.33
Income from
investment operations:
Net investment
income(1)	0.29	0.47	0.44	0.45	0.46	0.44
Net realized and
unrealized gains
on investments	6.16	3.88	5.49	6.00	1.72	4.14
Total from investment
operations	6.45	4.35	5.93	6.45	2.18	4.58
Less distributions:
Dividends from net
investment income	(0.26)	(0.46)	(0.41)	(0.43)	(0.49)	(0.40)
Distributions from
capital gains	–	(3.97)	(1.09)	(1.36)	(3.79)	(1.63)
Total distributions	$(0.26)	$(4.43)	$(1.50)	$(1.79)	$(4.28)	$(2.03)
Net asset value, end
of period	$53.98	$47.79	$47.87	$43.44	$38.78	$40.88
Total return(2)	13.54%	9.58%	13.77%	17.12%	5.99%	12.07%
Supplemental data
and ratios:
Net assets, end
of period (000’s)	$2,844,299	$2,700,303	$2,594,126	$2,604,964	$2,317,939	$2,273,979
Ratio of expenses to
average net assets(3)	0.85%	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment
income to average
net assets(3)	1.08%	0.97%	0.92%	1.12%	1.18%	1.08%
Portfolio turnover
rate(2)	11.21%	17.50%	9.06%	6.80%	14.12%	14.42%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2019.
(3)	Annualized for the six months ended November 30, 2019.

The accompanying notes are an integral part of these financial statements.

16	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights
Class R

Per Share Data:	six months ended November 30, 2019 (unaudited)	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015
Net asset value, beginning
of period	$47.53	$47.62	$43.23	$38.59	$40.69	$38.16
Income from
investment operations:
Net investment
income(1)	0.18	0.28	0.26	0.29	0.32	0.28
Net realized and
unrealized gains
on investments	6.15	3.86	5.47	5.98	1.72	4.14
Total from investment
operations	6.33	4.14	5.73	6.27	2.04	4.42
Less distributions:
Dividends from net
investment income	(0.16)	(0.26)	(0.25)	(0.27)	(0.35)	(0.26)
Distributions from
capital gains	–	(3.97)	(1.09)	(1.36)	(3.79)	(1.63)
Total distributions	$(0.16)	$(4.23)	$(1.34)	$(1.63)	$(4.14)	$(1.89)
Net asset value, end
of period	$53.70	$47.53	$47.62	$43.23	$38.59	$40.69
Total return(2)	13.33%	9.17%	13.34%	16.69%	5.63%	11.67%
Supplemental data
and ratios:
Net assets, end
of period (000’s)	$28,136	$28,197	$31,597	$27,300	$29,181	$38,976
Ratio of expenses to
average net assets(3)	1.23%	1.24%	1.24%	1.24%	1.22%	1.22%
Ratio of net investment
income to average
net assets(3)	0.69%	0.58%	0.56%	0.75%	0.83%	0.71%
Portfolio turnover
rate(2)	11.21%	17.50%	9.06%	6.80%	14.12%	14.42%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2019.
(3)	Annualized for the six months ended November 30, 2019.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	17

Financial Highlights
Class I

Per Share Data:	six months ended November 30, 2019 (unaudited)	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015
Net asset value, beginning
of period	$47.81	$47.90	$43.46	$38.80	$40.90	$38.35
Income from
investment operations:
Net investment
income(1)	0.35	0.60	0.55	0.56	0.56	0.53
Net realized and
unrealized gains
on investments	6.17	3.87	5.51	6.00	1.72	4.14
Total from investment
operations	6.52	4.47	6.06	6.56	2.28	4.67
Less distributions:
Dividends from net
investment income	(0.33)	(0.59)	(0.53)	(0.54)	(0.59)	(0.49)
Distributions from
capital gains	–	(3.97)	(1.09)	(1.36)	(3.79)	(1.63)
Total distributions	$(0.33)	$(4.56)	$(1.62)	$(1.90)	$(4.38)	$(2.12)
Net asset value, end
of period	$54.00	$47.81	$47.90	$43.46	$38.80	$40.90
Total return(2)	13.68%	9.85%	14.08%	17.42%	6.25%	12.32%
Supplemental data
and ratios:
Net assets, end
of period (000’s)	$4,486,522	$3,454,461	$3,261,893	$3,052,698	$2,799,657	$3,062,182
Ratio of expenses to
average net assets(3)	0.60%	0.61%	0.62%	0.60%	0.63%	0.62%
Ratio of net investment
income to average
net assets(3)	1.36%	1.22%	1.18%	1.38%	1.42%	1.33%
Portfolio turnover
rate(2)	11.21%	17.50%	9.06%	6.80%	14.12%	14.42%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2019.
(3)	Annualized for the six months ended November 30, 2019.

The accompanying notes are an integral part of these financial statements.

18	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights
Class Y

	six months ended
	November 30, 2019	year ended	year ended	September 30, 2016(1)
Per Share Data:	(unaudited)	May 31, 2019	May 31, 2018	through May 31, 2017
Net asset value, beginning
of period	$47.80	$47.90	$43.46	$40.12
Income from investment
operations:
Net investment income(2)	0.36	0.63	0.58	0.34
Net realized and unrealized
gains on investments	6.17	3.87	5.51	4.65
Total from investment
operations	6.53	4.50	6.09	4.99
Less distributions:
Dividends from net
investment income	(0.34)	(0.63)	(0.56)	(0.29)
Distributions from
capital gains	–	(3.97)	(1.09)	(1.36)
Total distributions	$(0.34)	$(4.60)	$(1.65)	$(1.65)
Net asset value, end of period	$53.99	$47.80	$47.90	$43.46
Total return	13.72%(3)	9.90%	14.16%	12.85%(3)
Supplemental data and ratios:
Net assets, end
of period (000’s)	$1,101,758	$916,704	$536,621	$440,892
Ratio of expenses to average
net assets	0.54%(4)	0.55%	0.55%	0.56%(4)
Ratio of net investment income
to average net assets	1.40%(4)	1.31%	1.25%	1.55%(4)
Portfolio turnover rate	11.21%(3)	17.50%	9.06%	6.80%(3)

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized for the six months ended November 30, 2019.
(4)	Annualized for the six months ended November 30, 2019.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	19

Notes to the Financial Statements
November 30, 2019 (unaudited)

1. Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was incorporated as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Effective September 30, 2016, the Fund issued a new class of shares, Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become

20	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	21

The following is a summary of the inputs used, as of November 30, 2019, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$8,128,003,671	$8,128,003,671	$—	$—
Total Money Market Fund	$317,581,114	$317,581,114	—	—
Total Investments	$8,445,584,785	$8,445,584,785	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended November 30, 2019 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting year.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2019. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

22	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class J	six months ended Nov. 30, 2019 (Unaudited)	year ended May 31, 2019
Shares sold	2,321,690	11,046,211
Shares issued in reinvestment of dividends	281,928	5,035,431
Shares redeemed	(6,419,474)	(13,764,699)
Net increase (decrease)	(3,815,856)	2,316,943
Shares outstanding:
Beginning of period	56,506,605	54,189,662
End of period	52,690,749	56,506,605

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	23

Class R	six months ended Nov. 30, 2019 (Unaudited)	year ended May 31, 2019
Shares sold	52,347	157,385
Shares issued in reinvestment of dividends	1,790	56,253
Shares redeemed	(123,435)	(283,845)
Net decrease	(69,298)	(70,207)
Shares outstanding:
Beginning of period	593,266	663,473
End of period	523,968	593,266

Class I	six months ended Nov. 30, 2019 (Unaudited)	year ended May 31, 2019
Shares sold	17,251,098	21,513,214
Shares issued in reinvestment of dividends	434,865	5,979,462
Shares redeemed	(6,859,523)	(23,335,950)
Net increase	10,826,440	4,156,726
Shares outstanding:
Beginning of period	72,258,148	68,101,422
End of period	83,084,588	72,258,148

Class Y	six months ended Nov. 30, 2019 (Unaudited)	year ended May 31, 2019
Shares sold	2,309,103	10,783,455
Shares issued in reinvestment of dividends	95,335	1,220,077
Shares redeemed	(1,176,666)	(4,029,913)
Net increase	1,227,772	7,973,619
Shares outstanding:
Beginning of period	19,177,084	11,203,465
End of period	20,404,856	19,177,084

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2019, were $1,158,333,032 and $849,878,870, respectively.

24	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $74,982,000 and $67,221,763 paid during the years ended May 31, 2019 and 2018, respectively, were classified as ordinary income for tax purposes. The distributions of $524,001,654 and $150,160,422 paid during the years ended May 31, 2019 and 2018, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2019, distributable earnings decreased by $52,230,847 and capital stock increased by $52,230,847. The permanent difference relates to tax equalization.

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	4,181,838,269
Gross unrealized appreciation	3,000,940,252
Gross unrealized depreciation	(93,194,880)
Net unrealized appreciation	2,907,745,372
Undistributed ordinary income	17,483,911
Undistributed long-term capital gain	283,181,705
Distributable earnings	300,665,616
Other accumulated gains	—
Total distributable earnings	3,208,410,988

On December 18, 2019, The Fund declared and paid a distribution from ordinary income of $7,652,917, $15,656,013, $42,053, and $4,079,561 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 17, 2019.

On December 18, 2019, The Fund declared and paid a short-term capital gain of $421,832, $677,835, $4,139, and $167,741 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 17, 2019.

On December 18, 2019, The Fund declared and paid a long-term capital gain of $189,697,068, $304,821,270, $1,861,343, and $75,432,813 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 17, 2019.

5. Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund available under a revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The credit facility is with the Funds’ custodian, U.S. Bank. The current agreement runs

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	25

through December 15, 2020. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2019, the rate on the Fund’s line of credit was 3.75%. The Fund did not borrow on the line of credit during the period ended November 30, 2019.

6. Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares. 12b-1 fees incurred for the period ended November 30, 2019, are disclosed on the Statement of Operations and the amount payable at year end is disclosed on the Statement of Assets and Liabilities.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the period ended November 30, 2019 was 0.05% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the period ended November 30, 2019 was 0.17% on an annualized basis.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2019, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of its customers, held 47.97% and 25.17% of the outstanding shares of the Class J share class, respectively. At November 30, 2019, Great-West Trust Company LLC, for the benefit of its customers, held 39.01% of the outstanding shares of the Class R share class.

26	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

9. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	27

Expense Example - November 30, 2019 (Unaudited)

As a shareholder of The Jensen Quality Growth Fund Inc. (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2019 - November 30, 2019).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

28	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Expense Example Tables

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2019 –
Jensen Quality Growth Fund – Class J	June 1, 2019	Nov. 30, 2019	Nov. 30, 2019
Actual	$1,000.00	$1,135.40	$4.54
Hypothetical (5% annual return before expenses)	1,000.00	1,020.75	4.29

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2019 –
Jensen Quality Growth Fund – Class R	June 1, 2019	Nov. 30, 2019	Nov. 30, 2019
Actual	$1,000.00	$1,133.30	$6.56
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.21

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2019 –
Jensen Quality Growth Fund – Class I	June 1, 2019	Nov. 30, 2019	Nov. 30, 2019
Actual	$1,000.00	$1,136.80	$3.21
Hypothetical (5% annual return before expenses)	1,000.00	1,022.00	3.03

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2019 –
Jensen Quality Growth Fund – Class Y	June 1, 2019	Nov. 30, 2019	Nov. 30, 2019
Actual	$1,000.00	$1,137.20	$2.89
Hypothetical (5% annual return before expenses)	1,000.00	1,022.30	2.73

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	29

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew The Jensen Quality Growth Fund Inc.’s (the “Fund”) Investment Advisory and Service Contract with the Adviser (the “Agreement”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (”Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc. (the “Adviser”), and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement.

The entire Board first met in person on April 16, 2019 to consider the information provided by the Adviser in connection with the renewal of the Agreement. Prior to the April 16, 2019 meeting, the Fund’s Independent Directors conferred separately with legal counsel for the Independent Directors. After the April 16, 2019 meeting, the Independent Directors separately met one additional time with their legal counsel to consider and evaluate the information provided by the Adviser.

The Board considered the various materials included in both the April 16, 2019 Board meeting materials and the materials presented at an in-person Board meeting held on July 16, 2019 (the “Meeting”). The Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Agreement. At the Meeting, a discussion ensued on the advisory fee payable under the Agreement and the factors described in the memorandum prepared by Fund counsel included in the April 16, 2019 Board meeting materials. During the Meeting and the April 16, 2019 Board meeting, the Board, including the Independent Directors, evaluated those and other factors, acknowledging that not any single factor was controlling and not every factor was given the same weight by each director of the Fund, and reached the conclusions described below, among others.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plan and succession plans, its organizational and ownership structure, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 Index and the Fund’s rankings and ratings in the Morningstar Large Cap Growth Funds category, respectively, for certain periods ending February 28, 2019. The Board noted the Fund’s outperformance

30	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

(for Class I and Class J Shares) compared to its index for the one-, three-, five- and fifteen-year periods, and the Fund’s outperformance for the Class Y Shares compared to its index for the one-year period. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that it enjoyed a 5-Globe ranking under Morningstar’s Sustainability Index. The Fund’s overall rating was 4 Stars (out of a possible 5 Stars) for Class I Shares, and 3 Stars for Class J and Class R Shares. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, since the peak of the last bull market (October 9, 2007) through March 31, 2019, Class I Shares’ average annual return was 9.40% compared to 7.59% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.490% continued to be below the median and the average for its Morningstar category (large cap growth funds between $3 billion and $9 billion in assets), including actively managed retail class funds and actively managed institutional class funds. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser typically charges its separate accounts a minimum fee starting at 1% for individual investors and has breakpoints that decline to 0.50%, and 0.70% for institutional investors that declines to 0.45% on assets under management above $50 million, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Morningstar category. The Board observed that the Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was also below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined slightly from 86.6 basis points in February 2018 to 86.0 basis points in May 2019, principally due to the continued effect of breakpoints in the Fund’s advisory fee and a relative decline in the Fund’s fixed costs as a percentage of Fund assets.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2018 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	31

traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, and was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on a post-marketing basis but slightly higher than the upper-end of the range compared to other advisers on pre-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to consider differences between the compensation program of the Adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board also considered the Adviser’s projected profitability for 2019 from the Fund using the same analysis and methodology used to assess the Adviser’s 2018 profitability and found the Adviser’s 2018 profitability from the Fund and the profitability projected for 2019 from the Fund to be nearly identical.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund by fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not unreasonable.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.86% for the fiscal year ended May 31, 2019, despite the addition of sub-transfer agency expenses beginning in 2010. The Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010 and also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented and the analysis, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party

32	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund and recently launched a collective investment fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously to renew the Agreement for a one-year period until July 31, 2020.

2. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2019 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2019 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2019.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 3.59% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 1.389% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

3. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	33

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None

Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).

Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None

34	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	35

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Robert D. McIver* SEE ABOVE

Brian S. Ferrie* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Vice President, Treasurer and Director (February 2007 – present), Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012), and Director of Finance and Chief Compliance Officer (2003 – February 2007) of Jensen Investment Management, Inc.	N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present).	N/A	Trustee of the Oregon State University Foundation (2008-present)

Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A

Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Vice President and Secretary	1 Year Term; Served since January 2018.	Vice President and Secretary (January 2018- present), Secretary, General Counsel, Chief Compliance Officer (2012- present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Investment Adviser and owns securities of the Investment Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

36	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”) has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

●	Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

●	In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	37

JN-SEMIQG

Jensen Quality Growth Fund Inc.

Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/7/2020

By (Signature and Title)*	/s/ Shannon Contreras
Shannon Contreras, Treasurer

Date	2/7/2020

* Print the name and title of each signing officer under his or her signature.

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